                                                                     EXHIBIT 1.1

                                                                  Execution Copy
================================================================================


                       INTEREP NATIONAL RADIO SALES, INC.

                                      and

                   THE GUARANTORS LISTED ON SCHEDULE A HERETO

                                  $100,000,000

                    10% Senior Subordinated Notes due 2008


                               PURCHASE AGREEMENT

                                 June 29, 1998

                           BANCBOSTON SECURITIES INC.
                       LOEWENBAUM & COMPANY INCORPORATED
                             SPP HAMBRO & CO., LLC


================================================================================

                       Interep National Radio Sales, Inc.

                                  $100,000,000
                    10% Senior Subordinated Notes due 2008

                               PURCHASE AGREEMENT
                               ------------------

                                                                   June 29, 1998
                                                              New York, New York

BANCBOSTON SECURITIES INC.
LOEWENBAUM & COMPANY INCORPORATED
SPP HAMBRO & CO., LLC
 c/o BANCBOSTON SECURITIES INC.
 100 Federal Street
 Boston, Massachusetts  02110

Ladies & Gentlemen:

     Interep National Radio Sales, Inc., a New York corporation (the "Company"),
                                                                      -------
proposes to issue and sell to BancBoston Securities Inc., Loewenbaum & Company Incorporated and SPP Hambro & Co., LLC (each, an "Initial Purchaser" and,
                                                  -----------------
collectively, the "Initial Purchasers") $100,000,000 in aggregate principal
                   ------------------
amount of 10% Series A Senior Subordinated Notes due 2008 (the "Series A
                                                                --------
Notes"), subject to the terms and conditions set forth herein. The Series A Notes will be issued pursuant to an indenture (the "Indenture"), to be dated as
                                                    ---------
of the Closing Date (as defined), among the Company, the Guarantors (as defined) and Summit Bank, as trustee (the "Trustee"). The Series A Notes will be fully
                                  -------
and unconditionally guaranteed (the "Series A Subsidiary Guarantees") as to
                                     ------------------------------
payment of principal, interest, liquidated damages and premium, if any, on an unsecured senior subordinated basis, jointly and severally, by each entity listed on Schedule A hereto (collectively, the "Guarantors"). Capitalized terms
          ----------                            ----------
used herein and not otherwise defined shall have the meanings assigned to such terms in the Indenture.

     1.  Issuance of Securities.  The Company proposes, upon the terms and
         ----------------------
subject to the conditions set forth herein, to issue and sell to the Initial Purchasers an aggregate of $100,000,000 in principal amount of Series A Notes. The Series A Notes and the Series B Notes (as defined) issuable in exchange therefor are collectively referred to herein as the "Notes" and the Series A
                                                     -----
Subsidiary Guarantees and the Series B Subsidiary Guarantees (as defined) issuable in exchange therefor are collectively referred to herein as the "Subsidiary Guarantees."
----------------------

     Upon original issuance thereof, and until such time as the same is no longer required

     THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER OF THIS NOTE MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A AND REGULATION S. THE HOLDER OF THIS SECURITY AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) SUCH SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1)(a) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QIB IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE SECURITIES ACT, (b) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (c) OUTSIDE THE UNITED STATES TO A NON-U.S. PERSON IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 UNDER THE SECURITIES ACT, (d) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a) (1), (2), (3) OR (7) OF THE SECURITIES ACT (AN "INSTITUTIONAL ACCREDITED INVESTOR") THAT, PRIOR TO SUCH TRANSFER, FURNISHES THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS (THE FORM OF WHICH CAN BE OBTAINED FROM THE TRUSTEE) AND, IF SUCH TRANSFER IS IN RESPECT OF AN AGGREGATE PRINCIPAL AMOUNT OF SECURITIES LESS THAN $250,000, AN OPINION OF COUNSEL THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT OR (e) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL IF THE COMPANY SO REQUESTS), (2) TO THE COMPANY OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT, AND IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAW OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B) THE PURCHASER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY SUBSEQUENT PURCHASER FROM IT OF THE RESALE RESTRICTIONS SET FORTH IN (A) ABOVE.

     2.  Offering.  The Series A Notes (including the Series A Subsidiary
         --------
Guarantees) will be offered and sold to the Initial Purchasers pursuant to an exemption from the registration requirements under the Act. The Company and the Guarantors have prepared a preliminary offering memorandum, dated June 12, 1998 (the "Preliminary Offering Memorandum"), and a final offering memorandum, dated
      -------------------------------
June 30, 1998 (the "Offering Memorandum"), relating to the Company, its
                    -------------------
subsidiaries, the Notes and the Subsidiary Guarantees.

     The Initial Purchasers have advised the Company that the Initial Purchasers will make offers (the "Exempt Resales") of the Series A Notes (including the
                       --------------
Series A Subsidiary Guarantees) on the terms set forth in the Offering Memorandum, as amended or supplemented, solely to (i) persons whom the Initial Purchasers reasonably believe to be "qualified institutional buyers," as defined in Rule 144A under the Act ("QIBs"), and (ii) non-U.S. persons outside the
                             ----
United States in reliance upon Regulation S ("Regulation S") under the Act
                                              ------------
(each, a "Reg S Investor"). The QIBs and Reg S Investors are collectively
          --------------
referred to herein as the "Eligible Purchasers." The Initial Purchasers will
                           -------------------
offer the Series A Notes (including the

Series A Subsidiary Guarantees) to such Eligible Purchasers initially at a price equal to 100.00% of the principal amount thereof. Such price may be changed at any time without notice.

     Holders (including subsequent transferees) of the Series A Notes (including the Series A Subsidiary Guarantees) will have the registration rights set forth in the registration rights agreement relating thereto in the form of Exhibit E hereto (the "Registration Rights Agreement"), to be dated the Closing Date, for
             -----------------------------
so long as such Series A Notes (including the Series A Subsidiary Guarantees) constitute "Transfer Restricted Securities" (as defined in the Registration
            ------------------------------
Rights Agreement). Pursuant to the Registration Rights Agreement, the Company and the Guarantors will agree to file with the Securities and Exchange Commission (the "Commission"), under the circumstances set forth therein, (i) a
                 ----------
registration statement under the Act (the "Exchange Offer Registration
                                           ---------------------------
Statement") relating to the 10% Series B Notes due 2008 (the "Series B Notes")
---------                                                     --------------
and the guarantees thereof (the "Series B Subsidiary Guarantees") to be offered
                                -------------------------------
in exchange for the Series A Notes and the Series A Subsidiary Guarantees, respectively, (the "Exchange Offer") and (ii) a shelf registration statement
                    --------------
pursuant to Rule 415 under the Act (the "Shelf Registration Statement" and,
                                         -------------------
together with the Exchange Offer Registration Statement, the "Registration
                                                              ------------
Statements") relating to the resale by certain holders of the Series A Notes and
----------
the Series A Subsidiary Guarantees, and to use their best efforts to cause such Registration Statements to be declared effective and to consummate the Exchange Offer. This Agreement, the Notes, the Subsidiary Guarantees, the Indenture and the Registration Rights Agreement are hereinafter referred to collectively as the "Operative Documents."
     -------------------

     3.  Purchase, Sale and Delivery.  (a) On the basis of the representations,
         ---------------------------
warranties and covenants contained in this Agreement, and subject to its terms and conditions, (i) the Company agrees to issue and sell to the Initial Purchasers, and each of the Initial Purchasers agrees, severally and not jointly, to purchase from the Company an aggregate principal amount of Series A Notes (including the Series A Subsidiary Guarantees) set forth opposite its name on Schedule D hereto and (ii) the Guarantors agree to issue the Series A Subsidiary Guarantees. The purchase price for the Series A Notes (including the Series A Subsidiary Guarantees) will be $970 per $1,000 principal amount of Series A Note.

     (b) Delivery of the Series A Notes (including the Series A Subsidiary Guarantees) shall be made, against payment of the purchase price therefor, at the offices of Christy & Viener, New York, New York or such other location as may be mutually acceptable. Such delivery and payment shall be made at 9:00 a.m., New York City time, on July 2, 1998 or at such other time as shall be agreed upon by the Initial Purchasers and the Company. The time and date of such delivery and payment are herein called the "Closing Date."
                                                 ------------

     (c) On the Closing Date, one or more Series A Notes (including the Series A Subsidiary Guarantees) in definitive global form, registered in the name of Cede & Co., as nominee of The Depository Trust Company ("DTC"), having an aggregate
                                                    ---
principal amount corresponding to the aggregate principal amount of the Series A Notes (the "Global Notes") shall be delivered by the Company and the Guarantors
            ------------
to the Initial Purchasers (or as the Initial Purchasers direct), against payment by the Initial Purchasers of the purchase price therefor, by wire transfer of same day funds, to an account designated by the Company, provided that the Company shall give at least two business days' prior written notice to the Initial Purchasers of the information required to effect such wire transfer. The Global Notes shall be made available to the Initial Purchasers for inspection not later than 9:30 a.m. on the business day immediately preceding the Closing Date.

     4.  Agreements of the Company and the Guarantors.  The Company and the
         --------------------------------------------
Guarantors, jointly and severally, covenant and agree with the Initial Purchasers as follows:

          (a) To advise the Initial Purchasers promptly and, if requested by the Initial Purchasers, confirm such advice in writing, (i) of the issuance by any state securities commission of any stop order suspending the qualification or exemption from qualification of any Notes or Subsidiary Guarantees for offering or sale in any jurisdiction, or the initiation of any proceeding for such purpose by any state securities commission or other regulatory authority and (ii) of the happening of any event that makes any statement of a material fact made in the Preliminary Offering Memorandum or the Offering Memorandum untrue or that requires the making of any additions to or changes in the Preliminary Offering Memorandum or the Offering Memorandum in order to make the statements therein, in the light of the circumstances under which they are made, not misleading. The Company and the Guarantors shall use their reasonable best efforts to prevent the issuance of any stop order or order suspending the qualification or exemption of any Notes or Subsidiary Guarantees under any state securities or Blue Sky laws and, if at any time any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption of any Notes or Subsidiary Guarantees under any state securities or Blue Sky laws, the Company and the Guarantors shall use their reasonable best efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

          (b) To furnish the Initial Purchasers and those persons identified by the Initial Purchasers to the Company, without charge, as many copies of the Preliminary Offering Memorandum and the Offering Memorandum, and any amendments or supplements thereto, as the Initial Purchasers may reasonably request. The Company and the Guarantors consent to the use of the Preliminary Offering Memorandum (until the requested number of copies of the Offering Memorandum are furnished to the Initial Purchasers and to those persons identified by the Initial Purchasers) and the Offering Memorandum, and any amendments and supplements thereto required pursuant hereto, by the Initial Purchasers in connection with Exempt Resales.

          (c) Not to amend or supplement the Preliminary Offering Memorandum or the Offering Memorandum prior to the Closing Date unless the Initial Purchasers shall previously have been advised thereof and shall not have objected thereto within a reasonable time after being furnished a copy thereof. The Company and the Guarantors shall promptly prepare, upon the Initial Purchasers' request, any amendment or supplement to the Preliminary Offering Memorandum or the Offering Memorandum that may be necessary or advisable in connection with Exempt Resales.

          (d) If, after the date hereof and prior to consummation of any Exempt Resale, any event shall occur as a result of which, in the judgment of the Company or in the reasonable opinion of counsel for the Company or counsel for the Initial Purchasers, it becomes necessary or advisable to amend or supplement the Preliminary Offering Memorandum or the Offering Memorandum in order to make the statements therein, in the light of the circumstances when such Preliminary Offering Memorandum or Offering Memorandum is delivered to an Eligible Purchaser which is a prospective purchaser, not misleading in any material respect, or if it is necessary or advisable to amend or supplement the Preliminary Offering Memorandum or Offering Memorandum to comply with applicable law, (i) to notify the Initial Purchasers and (ii) forthwith to prepare an appropriate amendment or supplement to such Preliminary Offering Memorandum or Offering Memorandum so that the statements therein as so amended or supplemented will not, in the light of the circumstances when it is so delivered, be misleading, or so that such Preliminary Offering Memorandum or Offering Memorandum will comply with applicable law.

          (e) To cooperate with the Initial Purchasers and counsel for the Initial Purchasers in connection with the qualification or registration of the Series A Notes and Series A Subsidiary Guarantees under the securities or Blue Sky laws of such jurisdictions as the Initial Purchasers may reasonably request and to continue such qualification in effect so long as required for the Exempt Resales; provided, however, that none of the Company or the Guarantors shall be required in connection therewith to register or qualify as a foreign corporation where it is not now so qualified or to take any action that would subject it to service of process in suits or taxation, in each case, other than as to matters and transactions relating to the Preliminary Offering Memorandum, the Offering Memorandum or Exempt Resales, in any jurisdiction where it is not now so subject.

          (f) Whether or not the transactions contemplated by this Agreement are consummated or this Agreement becomes effective or is terminated, to pay all costs, expenses, fees and taxes incident to the performance of the obligations of the Company and the Guarantors hereunder, including, without limitation, in connection with: (i) the preparation, printing, filing and distribution of the Preliminary Offering Memorandum and the Offering Memorandum (including, without limitation, financial statements) and all amendments and supplements thereto required pursuant hereto, (ii) the issuance, transfer and delivery of the Series A Notes and the Series A Subsidiary Guarantees to the Initial Purchasers, (iii) the qualification or registration of the Series A Notes and the Series A Subsidiary Guarantees for offer and sale under the securities or Blue Sky laws of the several states (including, without limitation, the cost of printing and mailing a preliminary and final Blue Sky Memorandum and the reasonable fees and disbursements of counsel for the Initial Purchasers relating thereto), (iv) furnishing such copies of the Preliminary Offering Memorandum and the Offering Memorandum, and all amendments and supplements thereto, as may be requested for use in connection with Exempt Resales, (v) the preparation of certificates for the Series A Notes and the Series A Subsidiary Guarantees (including, without limitation, printing and engraving thereof), (vi) the fees, disbursements and expenses of the Company's and the Guarantors' counsel and accountants, (vii) all fees and expenses (including fees and expenses of counsel) of the Company and the Guarantors in connection with the approval of the Notes (including the Subsidiary Guarantees) by DTC for "book-entry" transfer, (viii) rating the Notes (including the Subsidiary Guarantees) by rating agencies, (ix) the reasonable fees and expenses of the Trustee and its counsel, (x) the performance by the Company of their other obligations under this Agreement and the other Operative Documents and (xi) "roadshow" travel and other expenses incurred by the

     Company in connection with the marketing and sale of the Series A Notes (and the Series A Subsidiary Guarantees).

          (g) To use the proceeds from the sale of the Series A Notes (and the Series A Subsidiary Guarantees) in the manner described in the Offering Memorandum under the caption "Use of Proceeds."

          (h) Not to claim voluntarily, and to resist actively any attempts to claim, the benefit of any usury laws against the holders of any Notes or Subsidiary Guarantees.

          (i) To do and perform all things required to be done and performed under this Agreement by the Company and the Guarantors prior to or after the Closing Date and to satisfy all conditions precedent on their part to the delivery of the Series A Notes and the Series A Guarantees.

          (j) During the period beginning on the date hereof and continuing to and including the Closing Date, not to offer, sell, contract to sell or otherwise transfer or dispose of any debt securities of the Company or any Guarantor or any warrants, rights or options to purchase or otherwise acquire debt securities of the Company or any Guarantor substantially similar to the Notes or the Subsidiary Guarantees (other than (i) the Notes and the Subsidiary Guarantees and (ii) commercial paper issued in the ordinary course of business), without the prior written consent of the Initial Purchasers.

          (k) Not to sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Act) that would be integrated with the sale of the Series A Notes (and the Series A Subsidiary Guarantees) in a manner that would require the registration under the Act of the sale to the Initial Purchasers or the Eligible Purchasers of the Series A Notes (and the Series A Subsidiary Guarantees) or to take any other action that would result in the Exempt Resales not being exempt from registration under the Act.

          (l) For so long as any of the Series A Notes remain outstanding and during any period in which the Company and the Guarantors are not subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to make available to any holder or beneficial owner
           ------------
     of Notes and Subsidiary Guarantees in connection with any sale thereof and any prospective purchaser of such Notes and Subsidiary Guarantees from such holder or beneficial owner, the information required by Rule 144A(d)(4) under the Act.

          (m) To cause the Exchange Offer to be made in the appropriate form to permit registered Series B Notes and Series B Subsidiary Guarantees to be offered in exchange for the Series A Notes and Series A Subsidiary Guarantees, respectively, and to comply with all applicable federal and state securities laws in connection with the Exchange Offer.

          (n) To comply with all of their agreements set forth in the Registration Rights Agreement and all agreements set forth in the representation letters of the Company and Guarantors to DTC relating to the approval of the Notes (including the Subsidiary Guarantees) by DTC for "book-entry" transfer.

          (o) To effect the inclusion of the Notes (including the Subsidiary Guarantees) in PORTAL and to obtain approval of the Notes (including the Subsidiary Guarantees) by DTC for "book-entry" transfer.

          (p) During a period of five years following the Closing Date, to deliver without charge to the Initial Purchasers, as they may reasonably request, promptly upon their becoming available, copies of (i) all reports or other publicly available information that the Company and the Guarantors shall mail or otherwise make available to their public securityholders and
     (ii) all reports, financial statements and proxy or information statements filed by the Company and the Guarantors with the Commission or any national securities exchange and such other publicly available information concerning the Company, the Guarantors, or any of their subsidiaries, including without limitation, press releases.

          (q) Prior to the Closing Date, to furnish to the Initial Purchasers, as soon as they have been prepared in the ordinary course by the Company, copies of any unaudited interim financial statements for any period subsequent to the periods covered by the financial statements appearing in the Offering Memorandum.

          (r) Not to take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of any security of the Company or any of the Guarantors to facilitate the sale or resale of the Notes and the Subsidiary Guarantees. Except as permitted by the Act, the Company will not distribute any (i) preliminary offering memorandum, including, without limitation, the Preliminary Offering Memorandum, (ii) offering memorandum, including, without limitation, the Offering Memorandum, or (iii) other offering material in connection with the offering and sale of the Notes.

          (s) To use their best efforts to do and perform all things required or necessary to be done and performed under this Agreement prior to the Closing Date and to satisfy all conditions precedent to the delivery of the Series A Notes and the Series A Subsidiary Guarantees.

     5.  Representations and Warranties.  (a) The Company and the Guarantors,
         ------------------------------
jointly and severally, represent and warrant to the Initial Purchasers that:

          (i) The Preliminary Offering Memorandum as of its date does not, and the Offering Memorandum as of its date and (as amended or supplemented) as of the Closing Date does not and will not, and any supplement or amendment to any of them will not, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties contained in this paragraph shall not apply to statements in or omissions from the Preliminary Offering Memorandum and the Offering Memorandum (or any supplement or amendment thereto) made in reliance upon and in conformity with information relating to the Initial Purchasers furnished to the Company in writing by the Initial Purchasers through BancBoston Securities Inc. expressly for use therein. No stop order preventing the use of the Preliminary Offering Memorandum or the Offering Memorandum, or any amendment or supplement thereto, or any order asserting that any of the transactions contemplated by this Agreement are subject to the registration requirements of the Act, has been issued.

          (ii) The Company (A) is a New York corporation duly incorporated, validly existing and in good standing under the laws of New York, (B) has all requisite corporate power and authority to carry on its business as it is currently being conducted and as described in the Offering Memorandum and to own, lease and operate its properties, and (C) is duly qualified and is in good standing as a foreign corporation, authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification except where the failure to be so qualified could not reasonably be expected to (x) result, individually or in the aggregate, in a material adverse effect on the properties, business, results of operations, condition (financial or otherwise), affairs or prospects of the Company and its subsidiaries, taken as a whole, (y) interfere with or adversely affect the issuance or marketability of the Notes or the issuance of the Subsidiary Guarantees pursuant hereto or (z) in any manner draw into question the validity of this Agreement or any other Operative Document or the transactions described in the Offering Memorandum under the caption "Use of Proceeds" (any of the events set forth in clauses (x), (y) or (z), a "Material
                                                                 --------
     Adverse Effect").
     --------------

          (iii) Each of the Guarantors (A) has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation or has been duly organized and is validly existing as a limited liability company in good standing under the laws of its jurisdiction of formation, (B) has all requisite corporate power and authority to carry on its business as it is currently being conducted and as described in the Offering Memorandum and to own, lease and operate its properties, and (C) is duly qualified and in good standing as a foreign corporation or foreign limited liability company, authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified could not reasonably be expected to have a Material Adverse Effect.

          (iv) The entities listed on Schedule B hereto are the only
                                      ----------
     subsidiaries, direct or indirect, of the Company. All of the outstanding shares of capital stock of each of the Company's subsidiaries that are corporations have been duly authorized and validly issued and are fully paid and non assessable, and are owned by the Company, directly or indirectly through one or more subsidiaries, free and clear of any security interest, claim, lien, limitation on voting rights, encumbrance or adverse interest of any nature (collectively, "Liens"), except for those Liens contemplated by the Credit Agreement as described in the Offering Memorandum. All membership interests of each of the Company's subsidiaries that are limited liability companies are owned by the Company, directly or indirectly, through one or more subsidiaries, free and clear of all Liens, except for those Liens contemplated by the Credits Documents as described in the Offering Memorandum.

          (v) Other than as described in the Preliminary Offering Memorandum and the Offering Memorandum, there are not currently any outstanding subscriptions, rights, warrants, calls, commitments of sale or options to acquire, or instruments convertible into or exchangeable for, any capital stock or other equity interest of the Company's subsidiaries.

          (vi) When the Series A Notes and the Series A Subsidiary Guarantees are issued and delivered pursuant to this Agreement, none of the Series A Notes or the Series A Subsidiary Guarantees will be of the same class (within the meaning of Rule 144A under the Act) as securities of either of the Company or of any of the Guarantors that are listed on a national securities exchange registered under Section 6 of the Exchange Act or that are quoted in a United States automated inter-dealer quotation system.

          (vii) Each of the Company and the Guarantors has all requisite corporate or other power and authority, to execute, deliver and perform its obligations under this Agreement and each of the other Operative Documents to which it is a party and to consummate the transactions contemplated hereby and thereby, including, without limitation, the corporate power and authority, to issue, sell and deliver the Notes and to issue and deliver the Guarantees as provided herein and therein.

          (viii) This Agreement has been duly and validly authorized, executed and delivered by each of the Company and the Guarantors.

          (ix) The Indenture has been duly and validly authorized by each of the Company and the Guarantors and on the Closing Date, will have been duly executed and delivered by each of the Company and the Guarantors. When the Indenture has been duly executed and delivered by each of the Company and the Guarantors, the Indenture will be the legal, valid and binding obligation of each of them, enforceable against each of them in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity. On the Closing Date, the Indenture will conform in all material respects to the requirements of the Trust Indenture Act of 1939, as amended (the "Trust
                                                                       -----
     Indenture Act"), and the rules and regulations of the Commission applicable
     -------------
     to an indenture which is qualified thereunder. The Offering Memorandum contains a summary of the material terms of the Indenture, which is accurate in all material respects.

          (x) The Registration Rights Agreement has been duly and validly authorized by each of the Company and the Guarantors and, on the Closing Date, will have been duly executed and delivered by each of the Company and the Guarantors. When the Registration Rights Agreement has been duly executed and delivered by each of the Company and the Guarantors, the Registration Rights Agreement will be the legal, valid and binding obligation of each of the Company and the Guarantors, enforceable against each of them in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity. The Offering Memorandum contains a summary of the material terms of the Registration Rights Agreement, which is accurate in all material respects.

          (xi) Each of the Company and the Guarantors has all requisite corporate or other power and authority to execute, deliver and perform its obligations under (i) that certain credit agreement (the "Credit Agreement") to be executed after the date hereof but prior to the Closing Date, by and among the Company, each of the Guarantors and BankBoston, N.A. and Summit Bank and (ii) any and all other agreements and instruments ancillary to or entered into in connection with the transactions contemplated by the Credit Agreement (items (i) and (ii) are referred to collectively as the "Credit Documents"). Each of the Credit Documents has been duly and validly authorized by each of the Company and the Guarantors and, on the Closing Date, will have been duly executed and delivered by each of the Company and the Guarantors. When each of the Credit Documents has been duly executed and delivered by each of the Company and the Guarantors, each of the Credit Documents will be the legal, valid and binding obligation of each of the Company and the Guarantors, enforceable against each of them in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or other similar laws affecting the rights of creditors generally and subject to general principles of equity. The Company will have at least $10.0 million of borrowings available to it under the Credit Agreement on the Closing Date after giving effect to all transactions contemplated by the Operative Documents, the initial borrowings under the Credit Agreement but subject to covenant compliance in the Credit Agreement. All representations and warranties to be made by the Company and the Guarantors under any of the Credit Documents are true and correct in all material respects as of the date hereof. The Offering Memorandum contains a summary of the material terms of the Credit Documents, which is accurate in all material respects.

          (xii) The Series A Notes have been duly and validly authorized by the Company for issuance and sale to the Initial Purchasers pursuant to this Agreement and, on the Closing Date, will have been duly executed and delivered by the Company. When the Series A Notes have been issued and authenticated in accordance with the terms of the Indenture and delivered against payment therefor in accordance with the terms hereof and thereof, the Series A Notes will be the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms and entitled to the benefits of the Indenture, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity. The Offering Memorandum contains a summary of the material terms of the Notes, which is accurate in all material respects.

          (xiii) The Series B Notes have been duly and validly authorized for issuance by the Company and, when issued and authenticated in accordance with the terms of the Registration Rights Agreement and the Indenture, will be the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms and entitled to the benefits of the Indenture, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity.

          (xiv) The Series A Subsidiary Guarantees have been duly and validly authorized by each of the Guarantors and, on the Closing Date, will have been duly executed and delivered by each of the Guarantors. When the Series A Subsidiary Guarantees have been executed and delivered in accordance with the terms of the Indenture and when the Series A Notes have been issued and authenticated in accordance with the terms of the Indenture and delivered against payment therefor in accordance with the terms hereof and thereof, the Series A Subsidiary Guarantees will be the legal, valid and binding obligations of each of the Guarantors, enforceable against each of them in accordance with their terms and entitled to the benefits of the Indenture, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity. The Offering Memorandum contains a summary of the material terms of the Subsidiary Guarantees, which is accurate in all material respects.

          (xv) The Series B Subsidiary Guarantees have been duly and validly authorized by each of the Guarantors and, when executed and delivered in accordance with the terms of the Indenture and when the Series B Notes have been issued and authenticated in accordance with the terms of the Registration Rights Agreement and the Indenture, will be the legal, valid and binding obligations of each of the Guarantors, enforceable against each of them in accordance with their terms and entitled to the benefits of the Indenture, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity.

          (xvi) Each of the Company and its subsidiaries is not and, after giving effect to the transactions contemplated hereby or by the other Operative Documents or the Credit Documents, will not be, (A) in violation of its charter or bylaws or other organizational documents, (B) in default in the performance of any bond, debenture, note, indenture, mortgage, deed of trust or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties is subject, which singly or in the aggregate, could reasonably be expected to have a Material Adverse Effect, or (C) in violation of any local, state, federal or foreign law, statute, ordinance, rule, regulation, requirement, judgment or court decree (including, without limitation, environmental laws, statutes, ordinances, rules, regulations, judgments or court decrees) applicable to it or any of its subsidiaries or any of its or their assets or properties (whether owned or leased), which singly or in the aggregate, could reasonably be expected to have a Material Adverse Effect. To the best knowledge of the Company and the Guarantors, there exists no condition that, with notice, the passage of time or otherwise, would constitute a default under any such document or instrument.

          (xvii) None of (A) the execution, delivery or performance by the Company or any of the Guarantors of this Agreement or any of the other Operative Documents or the Credit Documents, (B) the compliance by the Company or any of the Guarantors with any of the provisions hereof or thereof or (C) the consummation by the Company and the Guarantors of the transactions described in the Offering Memorandum under the caption "Use of Proceeds," violates, conflicts with or constitutes a breach of any of the terms or provisions of, or, after giving effect to the transactions contemplated hereby or thereby, will violate, conflict with or constitute a breach of any of the terms or provisions of, or a default under (or an event that with notice or the lapse of time, or both, would constitute a default), or require consent under, or result in the imposition of a lien or encumbrance on any properties of the Company or any of its subsidiaries, except as contemplated by the Credit Documents as described in the Offering Memorandum, or an acceleration of any indebtedness of the Company or any of its subsidiaries pursuant to, (1) the charter or bylaws of the Company or any of its subsidiaries, (2) any bond, debenture, note, indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which any of them or their property is or may be bound, (3) any statute, rule or regulation applicable to the Company or any of its subsidiaries or any of their assets or properties, (4) any judgment, order or decree of any court or governmental agency or authority having jurisdiction over the Company or any of its subsidiaries or any of their assets or properties or (5) any Permits (as defined) of the Company or any of its subsidiaries. No consent, approval, authorization or order of, or filing, registration, qualification, license or permit of or with, (A) any court or governmental agency, body or administrative agency or (B) any other person is required for (1) the execution, delivery and performance by the Company or any of the Guarantors of this Agreement or the other Operative Documents or the Credit Documents or (2) the consummation of the transactions contemplated hereby and thereby, except such as have been or will be obtained and made on or prior to the Closing Date (or, in the case of the Registration Rights Agreement, will be obtained and made under the Act, the Trust Indenture Act, and state securities or Blue Sky laws and regulations).

          (xviii) There is (A) no action, suit, investigation or proceeding before or by any court, arbitrator or governmental agency, body or official, domestic or foreign, now pending or, to the best knowledge of the Company and the Guarantors, threatened or contemplated to which the Company or any of its subsidiaries is or may be a party or to which the business or property of the Company or any of its subsidiaries is or may be subject,
     (B) no statute, rule, regulation or order that has been enacted, adopted or issued by any governmental agency or that has been proposed by any governmental body and (C) no injunction, restraining order or order of any nature by a federal or state court or foreign court of competent jurisdiction to which the Company or any of its subsidiaries is or may be subject or to which the business, assets or property of the Company or any of its subsidiaries is or may be subject, that, in the case of clauses (A),
     (B) and (C) above, (1) is required to be disclosed in the Preliminary Offering Memorandum and the Offering Memorandum and that is not so disclosed, or (2) could reasonably be expected to result in a Material Adverse Effect.

          (xix) No action has been taken and no statute, rule, regulation or order has been enacted, adopted or issued by any governmental agency that prevents the issuance of the Notes or the Subsidiary Guarantees or prevents or suspends the use of the Preliminary Offering Memorandum or the Offering Memorandum; no injunction, restraining order or order of any nature by a federal or state court of competent jurisdiction has been issued that prevents the issuance of the Notes or the

     Subsidiary Guarantees or prevents or suspends the sale of the Notes (including the Subsidiary Guarantees) in any jurisdiction referred to in
     Section 4(e) hereof; and every request of any securities authority or agency of any jurisdiction for additional information has been complied with in all material respects.

          (xx) There is (A) no unfair labor practice complaint pending against the Company or any of its subsidiaries nor threatened against any of them, before the National Labor Relations Board, any state or local labor relations board or any foreign labor relations board, and no grievance or arbitration proceeding arising out of or under any collective bargaining agreement is so pending against the Company or any of its subsidiaries or threatened against any of them, (B) no strike, labor dispute, slowdown or stoppage pending against the Company or any of its subsidiaries nor threatened against the Company or any of its subsidiaries and (C) no union representation question existing with respect to the employees of the Company or any of its subsidiaries. No collective bargaining organizing activities are taking place with respect to the Company or any of its subsidiaries, except those activities that could not reasonably be expected to have a Material Adverse Effect. None of the Company or any of its subsidiaries has violated (A) any federal, state or local law or foreign law relating to discrimination in hiring, promotion or pay of employees,
     (B) any applicable wage or hour laws or (C) any provision of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the rules
                                                          -----
     and regulations thereunder, except those violations that could not reasonably be expected to have a Material Adverse Effect.

          (xxi) None of the Company or any of its subsidiaries has violated any foreign, federal, state or local law or regulation relating to the Permits or to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws") which violation could reasonably be expected to have
     --------------------
     a Material Adverse Effect. There is no alleged liability attributable to the Company, nor, to the best knowledge of the Company, any reasonable basis for liability (including, without limitation, alleged or potential liability for investigatory costs, cleanup costs, governmental response costs, natural resource damages, property damages, personal injuries or penalties) of the Company or any of its subsidiaries arising out of, based on or resulting from (A) the presence or release into the environment of any Hazardous Material (as defined) at any location, whether or not owned by the Company or such subsidiary, as the case may be, or (B) any violation or alleged violation of any Environmental Law, which alleged or potential liability is required to be disclosed in the Offering Memorandum, other than as disclosed therein, or could reasonably be expected to have a Material Adverse Effect. The term "Hazardous Material" means (i) any
                                         ------------------
     "hazardous substance" as defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, (ii) any "hazardous waste" as defined by the Resource Conservation and Recovery Act, as amended, (iii) any petroleum or petroleum product, (iv) any polychlorinated biphenyl, and (v) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material, waste or substance regulated under or within the meaning of any other law relating to protection of human health or the environment or imposing liability or standards of conduct concerning any such chemical material, waste or substance.

          (xxii) Each of the Company and the Guarantors has such permits, licenses, certificates, franchises and authorizations of, and approvals from, governmental or regulatory authorities ("Permits"), including,
                                                    -------
     without limitation, any Permits required by the Federal Communications Commission and under any applicable Environmental Laws, as are necessary to own, lease and operate their respective properties and to conduct their businesses except where the failure to have such Permits could not reasonably be expected to have a Material Adverse Effect; each of the Company and the Guarantors has fulfilled and performed all of its obligations with respect to such Permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the holder of any such Permit; and such Permits contain no restrictions that are materially burdensome to the Company or such Guarantor, as the case may be. All such Permits are valid and in full force and effect and each of the Company and the Guarantor is in compliance in all material respects with the terms and conditions of all such Permits and with the rules and regulations of the regulatory authorities having jurisdiction with respect thereto.

          (xxiii) Each of the Company and the Guarantors has (A) good and marketable title to all of the properties and assets described in the Offering Memorandum as owned by it, free and clear of all Liens, except for those Liens contemplated by the Credit Documents as described in the Offering Memorandum, (B) peaceful and undisturbed possession under all material leases to which any of them is a party as lessee and each of which lease is valid and binding and no default exists thereunder, except for defaults that could not reasonably be expected to have a Material Adverse Effect, and (C) no reason to believe that any governmental body or agency is considering limiting, suspending or revoking any Permits material to the business of the Company and its subsidiaries either individually or in the aggregate. All material leases to which the Company or any of the Guarantors is a party are valid and binding and no default by the Company or such Guarantor, as the case may be, has occurred and is continuing thereunder and no material defaults by the landlord are existing under any such lease, except those defaults that could not reasonably be expected to have a Material Adverse Effect.

          (xxiv) Each of the Company and the Guarantors owns, possesses or has the right to employ all patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, software, systems or procedures), trademarks, service marks and trade names, inventions, computer programs, technical data and information (collectively, the "Intellectual Property") presently employed by it in connection with the
     ----------------------
     businesses now operated by it or that are proposed to be operated by it free and clear of and without violating any right, claimed right, charge, encumbrance, pledge, security interest, restriction or lien of any kind of any other person except for those Liens contemplated by the Credit Documents as disclosed in the Offering Memorandum, and none of the Company or any of its subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing. The use of the Intellectual Property in connection with the business and operations of the Company or any of the Guarantors does not infringe on the rights of any person, except as could not reasonably be expected to have a Material Adverse Effect.

          (xxv) The market-related and customer related data and estimates included in the Preliminary Offering Memorandum and the Offering Memorandum are based on or derived from sources which the Company and the Guarantors believe to be reliable and accurate.

          (xxvi) All material tax returns required to be filed by the Company or any of its subsidiaries in all jurisdictions have been so filed. All material taxes, including withholding taxes, penalties and interest, assessments, fees and other charges due or claimed to be due from such entities or that are due and payable have been paid, other than those being contested in good faith and for which adequate reserves have been provided or those currently payable without penalty or interest. There are no material proposed additional tax assessments against the Company or any of its subsidiaries, or the assets or property of the Company or any of its subsidiaries, except those tax assessments for which adequate reserves have been established.

          (xxvii) None of the Company or any of the Guarantors is and, after giving effect to the transactions contemplated herein or in the other Operative Documents or the Credit Documents and to the applications of the net proceeds from the sale and issuance of the Series A Notes and the Series A Subsidiary Guarantees to the Initial Purchasers, as described in the Offering Memorandum under the caption "Use of Proceeds," will be an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act").
     -----------------------

          (xxviii) There are no holders of securities of the Company or any of its subsidiaries who, by reason of the execution by the Company and the Guarantors of this Agreement or any other Operative Document or the Credit Documents or the consummation by the Company and the Guarantors of the transactions contemplated hereby and thereby, have the right to request or demand that the Company or any of its subsidiaries register under the Act or analogous foreign laws and regulations securities held by them.

          (xxix) The Company, for itself and on behalf of the Guarantors, maintains a system of internal accounting controls sufficient to provide reasonable assurance that: (A) transactions are executed in accordance with management's general or specific authorizations; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management's general or specific authorization; and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect thereto.

          (xxx) Each of the Company and its subsidiaries maintains insurance covering its properties, operations, personnel and businesses, insuring against such losses and risks as are consistent with reasonable and prudent practice to protect the Company and its subsidiaries and their respective businesses. None of the Company or any of its subsidiaries has received notice from any insurer or agent of such insurer that substantial capital improvements or other expenditures will have to be made in order to continue such insurance.

          (xxxi) None of the Company or any of its subsidiaries has (A) taken, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of any security of the Company or any of its subsidiaries to facilitate the sale or resale of the Notes and the Subsidiary Guarantees or (B) since the date of the Preliminary Offering Memorandum (1) sold, bid for, purchased or paid any person any compensation for soliciting purchases of the Notes or the Subsidiary Guarantees or (2) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company or any of its subsidiaries.

          (xxxii) No registration under the Act of the Series A Notes or the Series A Subsidiary Guarantees is required for the sale of the Series A Notes and the Series A Subsidiary Guarantees to the Initial Purchasers as contemplated hereby or for the Exempt Resales assuming (A) that the purchasers who buy the Series A Notes and the Series A Subsidiary Guarantees in the Exempt Resales are Eligible Purchasers and (B) the accuracy of the Initial Purchasers' representations regarding the absence of general solicitation in connection with the sale of Series A Notes and the Series A Subsidiary Guarantees to the Initial Purchasers and the Exempt Resales contained herein. No form of general solicitation or general advertising (as defined in Regulation D under the Act) was used by the Company or the Guarantors or any of their representatives (other than the Initial Purchasers, as to which the Company and the Guarantors make no representation or warranty) in connection with the offer and sale of any of the Series A Notes and the Series A Subsidiary Guarantees or in connection with Exempt Resales, including, but not limited to, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. No securities of the same class as the Notes or the Subsidiary Guarantees have been issued and sold by the Company or any of its subsidiaries within the six-month period immediately prior to the date hereof.

          (xxxiii) The execution and delivery of this Agreement, the other Operative Documents and the issuance and the sale of the Series A Notes and the Series A Subsidiary Guarantees to be purchased by Eligible Purchasers will not involve any prohibited transaction within the meaning of Section 406 of ERISA or Section 4975 of the Internal Revenue Code of 1986. The representation made by the Company and the Guarantors in the preceding sentence is made in reliance upon and subject to the accuracy of, and compliance with, the representations and covenants made or deemed made by Eligible Purchasers as set forth in the Offering Memorandum under the caption "Notice to Investors."

          (xxxiv) Each of the Preliminary Offering Memorandum and the Offering Memorandum, as of its date, and each amendment or supplement thereto, as of its date, contains the information specified in, and meets the requirements of, Rule 144A(d)(4) under the Act.

          (xxxv) Prior to the effectiveness of any Registration Statement, the Indenture is not required to be qualified under the Trust Indenture Act.

          (xxxvi) None of the Company or the Guarantors or any of their respective affiliates or any person acting on its or their behalf (other than the Initial Purchasers, as to whom the Company and the Guarantors make no representation) has engaged or will engage in any directed selling efforts within the meaning of Regulation S with respect to the Series A Notes or the Series A Subsidiary Guarantees. The Series A Notes and the Series A Subsidiary Guarantees offered and sold in reliance on Regulation S have been and will be offered and sold by the Company and the Guarantors only in offshore transactions. The sale of the Series A Notes and the Series A Subsidiary Guarantees pursuant to Regulation S is not part of a plan or scheme by the Company or the Guarantors to evade the registration provisions of the Act. The Company and the Guarantors and their respective affiliates and all persons acting on their behalf (other than the Initial Purchasers, as to whom the Company and the Guarantors make no representation) have complied with and will comply with the offering restrictions requirements of Regulation S in connection with the offering of the Series A Notes and the Series A Subsidiary Guarantees outside the United States and, in connection therewith, the Preliminary Offering Memorandum and the Offering Memorandum contains or will contain the disclosure required by Rule 902(h).

          (xxxvii) The Series A Notes and the Series A Subsidiary Guarantees sold in reliance on Regulation S will be represented upon issuance by a temporary global security that may not be exchanged for definitive securities until the expiration of the 40-day restricted period referred to in Rule 903(c)(3) of the Act and only upon certification of beneficial ownership of such Series A Notes and the Series A Subsidiary Guarantees by non-U.S. persons or U.S. persons who purchased such Series A Notes and Series A Subsidiary Guarantees in transactions that were exempt from the registration requirements of the Act.

          (xxxviii) Subsequent to the respective dates as of which information is given in the Offering Memorandum and up to the Closing Date, except as set forth in the Offering Memorandum, (A) none of the Company or any of its subsidiaries has incurred any liabilities or obligations, direct or contingent, which are material, individually or in the aggregate, to the Company and its subsidiaries, taken as a whole, (B) none of the Company or any of its subsidiaries has entered into any transaction not in the ordinary course of business other than, with respect to any of the subsidiaries of the Company who is not also a Guarantor, consummation of such subsidiary's corporate dissolution or other customary action taken reasonably pertaining thereto, (C) there has not been any change or development which, singly or in the aggregate, could reasonably be expected to result in a Material Adverse Effect and (D) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of their capital stock.

          (xxxix) None of the execution, delivery and performance of this Agreement, the issuance and sale of the Series A Notes, the issuance of the Series A Subsidiary Guarantees, the application of the proceeds from the issuance and sale of the Series A Notes and the Series A Subsidiary Guarantees and the consummation of the transactions contemplated thereby as set forth in the Offering Memorandum, will violate Regulations G, T, U or X promulgated by the Board of Governors of the Federal Reserve System or analogous foreign laws and regulations.

          (xl) Except as disclosed in the Offering Memorandum, no relationship, direct or indirect, exists between or among the Company or any of its subsidiaries on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company or any of its subsidiaries on the other hand, which would be required by the Act to be described in the Offering Memorandum if the Offering Memorandum were a prospectus included in a registration statement on Form S-1 filed with the Commission.

          (xli) The accountants who have rendered an opinion with respect to the financial statements included or to be included as part of the Offering Memorandum were, as of the respective dates of their reports, independent accountants as required by the Act. The historical financial statements of the Company, together with related schedules and notes thereto, comply as to form in all material respects with the requirements applicable to registration statements on Form S-1 under the Act and present fairly in all material respects the financial position and results of operations of the Company and its subsidiaries at the dates and for the periods indicated. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods presented. The pro forma financial statements included in the Offering Memorandum have been prepared on a basis consistent with such historical statements of the Company, except for the pro forma adjustments specified therein, and give effect to assumptions made on a reasonable basis and present fairly in all material respects the historical and proposed transactions contemplated by this Agreement and the other Operative Documents; and such pro forma financial statements comply as to form in all material respects with the requirements applicable to pro forma financial statements included in registration statements on Form S-1 under the Act, except as expressly stated therein. The other financial and statistical information and data included in the Offering Memorandum derived from the historical and pro forma financial statements, are accurately presented in all material respects and prepared on a basis consistent with the financial statements, historical and pro forma, included in the Offering Memorandum and the books and records of the Company and its subsidiaries.

          (xlii) All indebtedness of the Company that will be repaid with the proceeds of the issuance and sale of the Series A Notes (including the Series A Subsidiary Guarantees) was incurred, and the indebtedness represented by the Series A Notes (including the Series A Subsidiary Guarantees) is being incurred, for proper purposes and in good faith and each of the Company and the Guarantors was, at the time of the incurrence of such indebtedness that will be repaid with the proceeds of the issuance and sale of the Series A Notes (including the Series A Subsidiary Guarantees), and will be on the Closing Date (after giving effect to the application of the proceeds from the issuance of the Series A Notes (including the Series A Subsidiary Guarantees)) solvent, and had at the time of the incurrence of such indebtedness that will be repaid with the proceeds of the issuance and sale of the Series A Notes (including the Series A Subsidiary Guarantees) and will have on the Closing Date (after giving effect to the application of the proceeds from the issuance of the Series A Notes (including the Series A Subsidiary Guarantees)) sufficient capital for carrying on its business and was, at the time of the incurrence of such indebtedness that will be repaid with the proceeds of the issuance and sale of the Series A Notes (including the Series A Subsidiary Guarantees), and will be on the Closing Date (after giving effect to the application of the proceeds from the issuance of the Series A Notes (including the Series A Subsidiary Guarantees)) able to pay its debts as they mature.

          (xliii) Except pursuant to this Agreement, there are no contracts, agreements or understandings between the Company and its subsidiaries and any other person that would give rise to a valid claim against the Company or any of its subsidiaries or the Initial Purchasers for a brokerage commission, finder's fee or like payment in connection with the issuance, purchase and sale of the Notes or the issuance of the Subsidiary Guarantees.

          (xliv) As of the Closing date, there will be no contracts, agreements or understandings between the Company or any Guarantor and any person granting such person the right to require the Company or such Guarantor to file a registration statement under the Act with respect to any securities of the Company or such Guarantor. There are no contracts, agreements or understandings between the Company or any Guarantor and any person granting such person the right to require the Company or such Guarantor to include any securities with the Notes and Guarantees registered pursuant to any Registration Statement.

          (xlv) No "nationally recognized statistical rating organization" as such term is defined for purposes of Rule 436(g)(2) under the Act (i) has imposed (or has informed the Company or any Guarantor that it is considering imposing) any condition (financial or otherwise) on the Company's or any Guarantor's retaining any rating assigned to the Company or any Guarantor, any securities of the Company or any Guarantor or (ii) has indicated to the Company or any Guarantor that it is considering (a) the downgrading, suspension, or withdrawal of, or any review for a possible change that does not indicate the direction of the possible change in, any rating so assigned or (b) any change in the outlook for any rating of the Company, any Guarantor or any securities of the Company or any Guarantor.

          (xlvi) Each of the Company and its subsidiaries, to their knowledge, has complied with all of the provisions of Florida H.B. 1771, codified as
     Section 517.075 of the Florida statutes, and the Company and its subsidiaries are not doing business with the Government of Cuba or with any person or any affiliate located in Cuba.

          (xlvii)  No subsidiary listed on Schedule B hereto, other than those
                                           ----------
     also listed on Schedule A hereto, has, individually or in the aggregate,
                    ----------
     (i) contributed in the last fiscal year ended December 31, 1997 or in the last fiscal quarter ended March 31, 1998 greater than $10,000 of the Company's EBITDA (as defined in the Offering Memorandum) or (ii) at the period ended December 31, 1997 or March 31, 1998 constituted greater than 1% of the total assets or net assets of the Company.

          (xlviii) Each certificate signed by any officer of the Company or any of the Guarantors and delivered to the Initial Purchasers or counsel for the Initial Purchasers shall be deemed to be a representation and warranty by the Company or such Guarantor, as the case may be, to the Initial Purchasers as to the matters covered thereby.

     The Company and the Guarantors acknowledge that the Initial Purchasers and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to Section 8 hereof, counsel for the Company and counsel for the Initial Purchasers, will rely upon the accuracy and truth of the foregoing representations and hereby consent to such reliance.

     (b) Each Initial Purchaser, severally and not jointly, represents, warrants and covenants to the Company and agrees that:

          (i) Such Initial Purchaser is a QIB, with such knowledge and experience in financial and business matters as are necessary in order to evaluate the merits and risks of an investment in the Series A Notes (including the Series A Subsidiary Guarantees).

          (ii) Such Initial Purchaser (A) is not acquiring the Series A Notes (including the Series A Subsidiary Guarantees) with a view to any distribution thereof that would violate the Act or the securities laws of any state of the United States or any other applicable jurisdiction and (B) will be reoffering and reselling the Series A Notes only to QIBs in reliance on the exemption from the registration requirements of the Act provided by Rule 144A in a private placement exempt from the registration requirements of the Act and in offshore transactions in reliance upon Regulation S under the Act.

          (iii) No form of general solicitation or general advertising (within the meaning of Regulation D under the Act) has been or will be used by such Initial Purchaser or any of its representatives in connection with the offer and sale of any of the Series A Notes (including the Series A Subsidiary Guarantees), including, but not limited to, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

          (iv) In connection with the Exempt Resales, it will solicit offers to buy the Series A Notes (including the Series A Subsidiary Guarantees) only from, and will offer to sell the Series A Notes (including the Series A Subsidiary Guarantees) only to, Eligible Purchasers. Each Initial Purchaser further (A) agrees that it will offer to sell the Series A Notes (including the Series A Subsidiary Guarantees) only to, and will solicit offers to buy the Series A Notes (including the Series A Subsidiary Guarantees) only from (1) Eligible Purchasers that such Initial Purchaser reasonably believes are QIBs, and (2) Reg S Investors, (B) in the case of such QIBs and such Reg S Investors, acknowledges and agrees that such Series A Notes (including the Series A Subsidiary Guarantees) will not have been registered under the Act and may be resold, pledged or otherwise transferred only (x)(I) to a person whom the seller reasonably believes is a QIB purchasing for its own account or for the account of a QIB in a transaction meeting the requirements of Rule 144A, (II) in an offshore transaction (as defined in Rule 902 under the Act) meeting the requirements of Rule 904 under the Act, (III) in a transaction meeting the requirements of Rule 144 under the Act, (IV) to an institutional Accredited Investor that, prior to such transfer, furnishes the Trustee a signed letter containing certain representations and agreements relating to the registration of transfer of such Series A Notes (the form of which may be obtained from the Trustee) and, if such transfer is in respect of an aggregate principal amount of Series A Notes less than $250,000, an opinion of counsel acceptable to the Company that such transfer is in compliance with the Act or (V) in accordance with another exemption from the registration requirements of the Act (and based upon an opinion of counsel if the Company so request), (y) to the Company, (z) pursuant to an effective registration statement under the Act and, in each case, in accordance with any applicable securities laws of any state of the United States or any other applicable jurisdiction and (C) acknowledges that it will, and will notify each subsequent holder that it is required to, notify any purchaser of the security evidenced thereby of the resale restrictions set forth in
     (B) above.

          (v) Such Initial Purchaser has offered the Series A Notes (including the Series A Subsidiary Guarantees) and will offer and sell the Series A Notes (A) as part of its distribution at any time and (B) otherwise until 40 days after the later of the commencement of the offering of the Series A Notes pursuant hereto and the Closing Date, only in accordance with Rule 903 of Regulation S or another exemption from the registration requirements of the Act. Such Initial Purchaser agrees that, during such 40-day restricted period, it will not cause any advertisement with respect to the Series A Notes (including the Series A Subsidiary Guarantees) (including any "tombstone advertisement") to be published in any newspaper or periodical or posted in any public place and will not issue any circular relating to the Series A Notes (including the Series A Subsidiary Guarantees), except such advertisements as are permitted by and include the statements required by Regulation S.

          (vi) Such Initial Purchaser has not offered or sold and will not offer or sell the Series A Notes (including the Series A Subsidiary Guarantees) sold pursuant hereto in reliance on Regulation S (A) as part of its distribution at any time and (B) otherwise until 40 days after the later of the commencement of the offering of the Series A Notes (including the Series A Subsidiary Guarantees) pursuant hereto and the Closing Date, to a U.S. person (as defined in Rule 902 of the Act) or for the account or benefit of a U.S. person (other than a distributor (as defined in Rule 902 of the Act)).

          (vii) Such Initial Purchaser agrees that, at or prior to confirmation of a sale of Series A Notes (including the Series A Subsidiary Guarantees) by it to any distributor, dealer or person receiving a selling concession, fee or other remuneration during the 40-day restricted period referred to in Rule 903(c)(3) under the Act, it will send to such distributor, dealer or person receiving a selling concession, fee or other remuneration a confirmation or notice to substantially the following effect:

          "The Series A Notes (and Series A Subsidiary Guarantees) covered hereby have not been registered under the U.S. Securities Act of 1933, as amended (the "Securities Act"), and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of your distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering and the Closing Date, except in either case in accordance with Regulation S under the Act (or Rule 144A or to Accredited Investors in transactions that are exempt from the registration requirements of the Act), and in connection with any subsequent sale by you of the Series A Notes (and Series A Subsidiary Guarantees) covered hereby in reliance on Regulation S during the period referred to above to any distributor, dealer or person receiving a selling concession, fee or other remuneration, you must deliver a notice to substantially the foregoing effect. Terms used above have the meanings assigned to them in Regulation S."

          (viii) Such Initial Purchaser agrees that the Series A Notes (and Series A Subsidiary Guarantees) offered and sold in reliance on Regulation S will be represented upon issuance by a global security that may not be exchanged for definitive securities until the expiration of the 40-day restricted period referred to in Rule 903(c)(3) of the Act and only upon certification of beneficial ownership of such Series A Notes by non-U.S. persons or U.S. persons who purchased such Series A Notes (and Series A Subsidiary Guarantees) in transactions that were exempt from the registration requirements of the Act.

     Such Initial Purchaser understands that the Company and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to Section 8 hereof, counsel for the Company and counsel for the Initial Purchasers will rely upon the accuracy and truth of the foregoing representations and hereby consents to such reliance.

     6.  Indemnification.
         ---------------

          (a) The Company and the Guarantors, jointly and severally, agree to indemnify and hold harmless (i) the Initial Purchasers, (ii) each person, if any, who controls the Initial Purchasers within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act and (iii) the officers, directors, partners, employees, representatives and agents of the Initial Purchasers or any controlling person to the fullest extent lawful, from and against any and all losses, liabilities, claims, damages and expenses whatsoever (including but not limited to reasonable attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any investigation or litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum or the Offering Memorandum, or in any supplement thereto or amendment thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company and the Guarantors will not be liable in any such case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with information relating to the Initial Purchasers furnished to the Company in writing by or on behalf of the Initial Purchasers expressly for use therein. This indemnity agreement will be in addition to any liability which the Company and the Guarantors may otherwise have, including under this Agreement.

          (b) Each Initial Purchaser agrees, severally and not jointly, to indemnify and hold harmless (i) the Company and the Guarantors, (ii) each person, if any, who controls any of the Company and the Guarantors within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, and (iii) the respective officers, directors, trustees, partners, employees, representatives and agents of the Company and the Guarantors, or any controlling person, against any losses, liabilities, claims, damages and expenses whatsoever (including but not limited to reasonable attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any investigation or litigation, commenced or threatened, or any claim whatsoever and any and all amounts paid in settlement of any claim or litigation) to which they or any of them may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum or the Offering Memorandum, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with information relating to such Initial Purchaser furnished to the Company in writing by or on behalf of such Initial Purchaser expressly for use therein; provided, however, that in no case shall such Initial Purchaser be liable or responsible for any amount in excess of the discounts and commissions received by such Initial Purchaser, as set forth on the cover page of the Offering Memorandum. This indemnity will be in addition to any liability which such Initial Purchaser may otherwise have, including under this Agreement.

          (c) Promptly after receipt by an indemnified party under subsection
     (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the commencement thereof (but the failure so to notify an indemnifying party shall not relieve it from any liability which it may have under this Section 6 except to the extent that it has been prejudiced in any material respect by such failure or from any liability which it may otherwise have). In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to take charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) such indemnified party or parties shall have reasonably concluded, based upon the advice of counsel, that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying party or parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses of counsel shall be borne by the indemnifying parties; provided, however, that the indemnifying party under subsection (a) or (b) above shall only be liable for the legal expenses of one counsel (in addition to any local counsel) for all indemnified parties in each jurisdiction in which any claim or action is brought. Anything in this subsection to the contrary notwithstanding, an indemnifying party shall not be liable for any settlement of any claim or action effected without its prior written consent, provided that such consent was not unreasonably withheld.

     7.  Contribution.  In order to provide for contribution in circumstances in
         ------------
which the indemnification provided for in Section 6 is for any reason held to be unavailable from the Company and the Guarantors or is insufficient to hold harmless a party indemnified thereunder, the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, shall contribute to the aggregate losses, claims, damages, liabilities and expenses of the nature contemplated by such indemnification provision (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting in the case of losses, claims, damages, liabilities and expenses suffered by the Company and the Guarantors, any contribution received by the Company and the Guarantors from persons, other than the Initial Purchasers, who may also be liable for contribution, including persons who control the Company and the Guarantors within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act) to which the Company, the Guarantors and the Initial Purchasers may be subject, in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors, on one hand, and the Initial Purchasers, on the other hand, from the offering of the Series A Notes or, if such allocation is not permitted by applicable law or indemnification is not available as a result of the indemnifying party not having received notice as provided in Section 6, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company and the Guarantors, on one hand, and the Initial Purchasers, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantors, on one hand, and the Initial Purchasers, on the other hand, shall be deemed to be in the same proportion as (i) the total proceeds from the offering of Series A Notes (and Series A Subsidiary Guarantees) (net of discounts but before deducting expenses) received by the Company and the Guarantors and (ii) the discounts and commissions received by the Initial Purchasers, respectively, in each case as set forth in the table on the cover page of the Offering Memorandum. The relative fault of the Company and the Guarantors, on one hand, and of the Initial Purchasers, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Guarantors or the Initial Purchasers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Guarantors and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to above. Notwithstanding the provisions of this Section 7, (i) in no case shall the Initial Purchasers be required to contribute any amount in excess of the amount by which the discounts and commissions applicable to the Series A Notes (and the Series A Subsidiary Guarantees) purchased by the Initial Purchasers pursuant to this Agreement exceeds the amount of any damages which the Initial Purchasers have otherwise been required to pay by reason of any untrue or alleged untrue statement or omission or alleged omission and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7, (A) each person, if any, who controls the Initial Purchasers within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act and (B) the officers, directors, partners, employees, representatives and agents of the Initial Purchasers or any controlling person shall have the same rights to contribution as the Initial Purchasers, and (A) each person, if any, who controls any of the Company and the Guarantors within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act and (B) the respective officers, directors, trustees, partners, employees, representatives and agents of the Company and the Guarantors shall have the same rights to contribution as the Company and the Guarantors, subject in each case to clauses (i) and (ii) of this Section 7. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section 7, notify such party or parties from whom contribution may be sought, but the failure to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Section 7 or otherwise. No party shall be liable for contribution with respect to any action or claim settled without its prior written consent, provided that such written consent was not unreasonably withheld.

     8.  Conditions of Initial Purchaser's Obligations.  The obligations of the
         ---------------------------------------------
Initial Purchasers to purchase and pay for the Series A Notes (and the Series A Subsidiary Guarantees), as provided herein, shall be subject to the satisfaction of the following conditions:

          (a) All of the representations and warranties of the Company and the Guarantors contained in this Agreement shall be true and correct on the date hereof and on the Closing Date with the same force and effect as if made on and as of the Closing Date. The Company and the Guarantors shall have performed or complied with all of the agreements herein contained and required to be performed or complied with by it at or prior to the Closing Date.

          (b) The Offering Memorandum shall have been printed and copies distributed to the Initial Purchasers not later than 10:00 a.m., New York City time, on the second business day following the date of this Agreement or at such later date and time as to which the Initial Purchasers may agree, and no stop order suspending the qualification or exemption from qualification of the Series A Notes (and the Series A Subsidiary Guarantees) in any jurisdiction referred to in Section 4(e) shall have been issued and no proceeding for that purpose shall have been commenced or shall be pending or threatened.

          (c) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency which would, as of the Closing Date, prevent the issuance of the Series A Notes or the Series A Subsidiary Guarantees; no action, suit or proceeding shall have been commenced and be pending against or affecting or threatened against, the Company or any of its subsidiaries before any court or arbitrator or any governmental body, agency or official that, if adversely determined, could reasonably be expected to prevent the issuance of the Series A Notes or the Series A Subsidiary Guarantees; and no stop order shall have been issued preventing the use of the Offering Memorandum, or any amendment or supplement thereto, or which could reasonably be expected to have a Material Adverse Effect.

          (d) Since the dates as of which information is given in the Offering Memorandum, (i) there shall not have been any material adverse change, or any development that is reasonably likely to result in a material adverse change, in the capital stock or the long-term debt, or material increase in the short-term debt, of the Company or any of its subsidiaries from that set forth in the Offering Memorandum, (ii) no dividend or distribution of any kind shall have been declared, paid or made by the Company or any of its subsidiaries on any class of its capital stock (other than Tax Distributions) and (iii) none of the Company or any of its subsidiaries shall have incurred any liabilities or obligations, direct or contingent, that are or, after giving effect to the sale and issuance of the Series A Notes and Series A Subsidiary Guarantees, the initial borrowings under the Credit Agreement, and the application of the proceeds therefrom as described in the Offering Memorandum, will be material, individually or in the aggregate, to the Company and its subsidiaries, taken as a whole, and that are required to be disclosed on a balance sheet or notes thereto in accordance with generally accepted accounting principles and are not disclosed on the latest balance sheet or notes thereto included in the Offering Memorandum. Since the date hereof and since the dates as of which information is given in the Offering Memorandum, there shall not have occurred any material adverse change in the business, prospects, financial condition or results of operation of the Company and its subsidiaries, taken as a whole.

          (e) On or after the date hereof, (i) there shall not have occurred any downgrading, suspension or withdrawal of, nor shall any notice have been given of any potential or intended downgrading, suspension or withdrawal of, or of any review (or of any potential or intended review) for a possible change that does not indicate the direction of the possible change in, any rating of the Company or any Guarantor or any securities of the Company or any Guarantor (including, without limitation, the placing of any of the foregoing ratings on credit watch with negative or developing implications or under review with an uncertain direction) by any "nationally recognized statistical rating organization" as such term is defined for purposes of Rule 436(g)(2) under the Act, (ii) there shall not have occurred any change, nor shall any notice have been given of any potential or intended change, in the outlook for any rating of the Company or any Guarantor or any securities of the Company or any Guarantor by any such rating organization and (iii) no such rating organization shall have given notice that it has assigned (or is considering assigning) a lower rating to the Notes than that on which the Notes were marketed.

          (f) The Initial Purchasers shall have received certificates, dated the Closing Date, signed on behalf of the Company and the Guarantors, in form and substance satisfactory to the Initial Purchasers, confirming, as of the Closing Date, the matters set forth in paragraphs (a), (b), (c), (d) and
     (e) of this Section 8 and that, as of the Closing Date, the obligations of the Company and the Guarantors to be performed hereunder on or prior thereto have been duly performed.

          (g) The Initial Purchasers shall have received on the Closing Date an opinion, dated the Closing Date, in form and substance satisfactory to the Initial Purchasers and counsel for the Initial Purchasers, of Christy & Viener, counsel for the Company and the Guarantors, to the effect set forth in Exhibit C-1 hereto.
        -----------

          (h) At the time this Agreement is executed and at the Closing Date, the Initial Purchasers shall have received from Arthur Andersen LLP, independent public accountants dated as of the date of this Agreement and as of the Closing Date, customary comfort letters addressed to the Initial Purchasers and in form and substance satisfactory to the Initial Purchasers and counsel for the Initial Purchasers with respect to the financial statements and certain financial information of the Company and its subsidiaries contained in the Offering Memorandum.

          (i) The Initial Purchasers shall have received an opinion, dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers, of Latham & Watkins, counsel for the Initial Purchasers, covering such matters as are customarily covered in such opinions.

          (j) Latham & Watkins shall have been furnished with such documents, in addition to those set forth above, as they may reasonably require for the purpose of enabling them to review or pass upon the matters referred to in this Section 8 and in order to evidence the accuracy, completeness or satisfaction in all material respects of any of the representations, warranties or conditions herein contained.

          (k) Prior to the Closing Date, the Company and the Guarantors shall have furnished to the Initial Purchasers such further information, certificates and documents as the Initial Purchasers may reasonably request.

          (l) The Company, the Guarantors and the Trustee shall have entered into the Indenture and the Initial Purchasers shall have received counterparts, conformed as executed, thereof.

          (m) The Company and the Guarantors shall have entered into the Registration Rights Agreement and the Initial Purchasers shall have received counterparts, conformed as executed, thereof.

          (n) The Company and the subsidiaries that are parties to the Credit Documents shall have entered into each of the Credit Documents and the Initial Purchasers shall have received counterparts, conformed as executed, of each of the Credit Documents.

          (o) The Company shall have applied the proceeds from the sale and issuance of the Series A Notes and Series A Subsidiary Guarantees in accordance with the caption "Use of Proceeds" of the Offering Memorandum.

          (p) The Notes shall have been approved for trading on PORTAL.

          (q) The Initial Purchasers shall have received a reliance letter, dated the Closing Date, from Christy & Viener, counsel for the Company and the Guarantors, authorizing each of the Initial Purchasers to rely on the opinion provided, pursuant to the provisions of the Credit Documents, by such counsel to BankBoston, N.A. and Summit Bank, as if such opinion were addressed to each of the Initial Purchasers; and such opinion shall be in form and substance satisfactory to the Initial Purchasers and shall be substantially in the form of Exhibit C-2 hereof. .
                                  -----------

     All opinions, certificates, letters and other documents required by this
Section 8 to be delivered by the Company and the Guarantors will be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to the Initial Purchasers and the counsel for the Initial Purchasers. The Company and the Guarantors shall furnish the Initial Purchasers with such conformed copies of such opinions, certificates, letters and other documents as they shall reasonably request.

     9.  Initial Purchaser's Information.  The Company acknowledges that the
         -------------------------------
statements with respect to the offering of the Series A Notes set forth in the third paragraph under the caption "Plan of Distribution" in the Offering Memorandum constitute the only information relating to the Initial Purchasers furnished to the Company in writing by or on behalf of the Initial Purchasers expressly for use in the Offering Memorandum.

     10.  Survival of Representations and Agreements.  All representations and
          ------------------------------------------
warranties, covenants and agreements of the Initial Purchasers, the Company and the Guarantors contained in this Agreement, including the agreements contained in Sections 4(f) and 11(d), the indemnity agreements contained in Section 6 and the contribution agreements contained in Section 7, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Initial Purchasers, any controlling person thereof, or by or on behalf of the Company or the Guarantors or any controlling person thereof, and shall survive delivery of and payment for the Series A Notes to and by the Initial Purchasers. The representations contained in Section 5 and the agreements contained in Sections 4(f), 6, 7 and 11(d) shall survive the termination of this Agreement, including any termination pursuant to Section 11.

     11.  Effective Date of Agreement; Termination.
          ----------------------------------------

          (a) This Agreement shall become effective upon execution and delivery of a counterpart hereof by each of the parties hereto.

          (b) The Initial Purchasers shall have the right to terminate this Agreement at any time prior to the Closing Date by notice to the Company from the Initial Purchasers, without liability (other than with respect to Sections 6 and 7) on the Initial Purchasers' part to the Company if, on or prior to such date, (i) the Company or the Guarantors shall have failed, refused or been unable to perform in any material respect any agreement on their part to be performed hereunder, (ii) any other condition to the obligations of the Initial Purchasers hereunder as provided in Section 8 is not fulfilled when and as required in any material respect, (iii) in the reasonable judgment of the Initial Purchasers, any material adverse change shall have occurred since the respective dates as of which information is given in the Offering Memorandum in the condition (financial or otherwise), business, properties, assets, liabilities, prospects, net worth, results of operations or cash flows of the Company and its subsidiaries, taken as a whole, other than as set forth in the Offering Memorandum, or (iv)(A) any domestic or international event or act or occurrence has materially disrupted, or in the opinion of the Initial Purchasers will in the immediate future materially disrupt, the market for the Company's or the Guarantors' securities or for securities in general; or (B) trading in securities generally on the New York or American Stock Exchange shall have been suspended or materially limited, or minimum or maximum prices for trading shall have been established, or maximum ranges for prices for securities shall have been required, on such exchange, or by such exchange or other regulatory body or governmental authority having jurisdiction; or
     (C) a banking moratorium shall have been declared by federal or state authorities, or a moratorium in foreign exchange trading by major international banks shall have been declared; or (D) there is an outbreak or escalation of armed hostilities involving the United States on or after the date hereof, or if there has been a declaration by the United States of a national emergency or war, the effect of which shall be, in the Initial Purchasers' judgment, to make it inadvisable or impracticable to proceed with the offering or delivery of the Series A Notes and the Series A Subsidiary Guarantees on the terms and in the manner contemplated in the Offering Memorandum; or (E) there shall have been such a material adverse change in general economic, political or financial conditions or if the effect of international conditions on the financial markets in the United States shall be such as, in the Initial Purchasers' judgment, makes it inadvisable or impracticable to proceed with the delivery of the Series A Notes and the Series A Subsidiary Guarantees as contemplated hereby.

          (c) Any notice of termination pursuant to this Section 11 shall be by telephone or telephonic facsimile and, in either case, confirmed in writing by letter.

          (d) If this Agreement shall be terminated pursuant to any of the provisions hereof (otherwise than pursuant to clause (iv) of Section 11(b), in which case each party will be responsible for its own expenses), or if the sale of the Series A Notes and the Series A Subsidiary Guarantees provided for herein is not consummated because any condition to the obligations of the Initial Purchasers set forth herein is not satisfied or because of any refusal, inability or failure on the part of the Company or the Guarantors to perform any agreement herein or comply with any provision hereof, the Company and the Guarantors shall jointly and severally reimburse the Initial Purchasers for all out-of-pocket expenses (including the reasonable fees and expenses of the Initial Purchasers' counsel), incurred by the Initial Purchasers in connection herewith.

     12.  Notice.  All communications hereunder, except as may be otherwise
          ------
specifically provided herein, shall be in writing and, if sent to the Initial Purchasers shall be mailed, delivered, telecopied and confirmed in writing or sent by a nationally recognized overnight courier service guaranteeing delivery on the next business day to BancBoston Securities Inc., 100 Federal Street, Boston, Massachusetts 02110, Attention: Corporate Finance Department, telecopy number: (617) 434-0624, with a copy to Latham & Watkins, 885 Third Avenue, Suite 1000, New York, New York 10022, Attention: Greg Ezring, telecopy number: (212) 751-4864; and if sent to the Company or the Guarantors, shall be mailed, delivered, telecopied and confirmed in writing or sent by a nationally recognized overnight courier service guaranteeing delivery on the next business day to Interep National Radio Sales, Inc., 100 Park Avenue, New York, New York 10017, Attention: Chief Executive Officer, telecopy number
(212) 309-9081 and to Interep National Radio Sales, Inc., 2090 Palm Beach Lakes Blvd., 3rd Floor, West Palm Beach, FL 33409, Attention: Chief Financial Officer, telecopy number: (561) 616-4019, with a copy to Christy & Viener, Rockefeller Center, 620 Fifth Avenue, New York, New York 10020, Attention: Laurence S. Markowitz, Esq., telecopy number: (212) 307-3314.

     13.  Parties.  This Agreement shall inure solely to the benefit of, and
          -------
shall be binding upon, the Initial Purchasers, the Company and the Guarantors and the controlling persons and agents referred to in Sections 6 and 7, and their respective successors and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained.
The term "successors and assigns" shall not include a purchaser, in its capacity as such, of Notes from the Initial Purchasers.

     14.  Construction.  This Agreement shall be construed in accordance with
          ------------
the internal laws of the State of New York. TIME IS OF THE ESSENCE IN THIS AGREEMENT.

     15.  Captions.  The captions included in this Agreement are included solely
          --------
for convenience of reference and are not to be considered a part of this Agreement.

     16.  Counterparts.  This Agreement may be executed in various counterparts
          ------------
which together shall constitute one and the same instrument.

                           [Signature page to follow]

          If the foregoing correctly sets forth the understanding among the Initial Purchasers and the Company and the Guarantors please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among us.

                                     Very truly yours,



                                     Interep National Radio Sales, Inc.


                                     By:/s/ William J. McEntee, Jr.
                                        ---------------------------------
                                        Name:  William J. McEntee, Jr.
                                        Title:  Vice President and Chief
                                                Financial Officer



                                     Guarantors:

                                     McGavren Guild, Inc.

                                     By:/s/ William J. McEntee, Jr.
                                        ---------------------------------
                                        Name:  William J. McEntee, Jr.
                                        Title:  Vice President and Chief
                                                Financial Officer


                                     D&R Radio, Inc.

                                     By:/s/ William J. McEntee, Jr.
                                        ---------------------------------
                                        Name:  William J. McEntee, Jr.
                                        Title:  Vice President and Chief
                                                Financial Officer



                                     CBS Radio Sales, Inc.

                                     By:/s/ William J. McEntee, Jr.
                                        ---------------------------------
                                        Name:  William J. McEntee, Jr.
                                        Title:  Vice President and Chief
                                                Financial Officer

                                     Allied Radio Partners, Inc.


                                     By:/s/ William J. McEntee, Jr.
                                        ---------------------------------
                                        Name:  William J. McEntee, Jr.
                                        Title:  Vice President and Chief
                                                Financial Officer

                                     Clear Channel Radio, LLC

                                     By:/s/ William J. McEntee, Jr.
                                        ---------------------------------
                                        Name:  William J. McEntee, Jr.
                                        Title:  Vice President and Chief
                                                Financial Officer



                                     Caballero Spanish Media LLC

                                     By:/s/ William J. McEntee, Jr.
                                        ---------------------------------
                                        Name:  William J. McEntee, Jr.
                                        Title:  Vice President and Chief
                                                Financial Officer

Accepted and agreed to as of the date first above written:


BancBoston Securities Inc.


By: /s/ Gregory C. Foy
    ------------------
    Name:  Gregory C. Foy
    Title:  Managing Director


Loewenbaum & Company Incorporated


By: /s/ Calvin L. Chrisman
    ----------------------
    Name:  Calvin L. Chrisman
    Title:  Managing Director


SPP Hambro & Co., LLC


By: /s/ Stefan Shaffer
    ------------------
    Name:  Stefan Shaffer
    Title:  President

                                   Schedule A

                                 THE GUARANTORS
                                 --------------

     McGavren Guild, Inc. - A New York corporation.

     D&R Radio, Inc. - A New York corporation.

     CBS Radio Sales, Inc. - A New York corporation.

     Allied Radio Partners, Inc. - A New York corporation.

     Clear Channel Radio, LLC - A New York limited liability company.

     Caballero Spanish Media LLC - A New York limited liability company.

                                   Schedule B

                                THE SUBSIDIARIES
                                ----------------

     McGavren Guild, Inc..

     D&R Radio, Inc.

     CBS Radio Sales, Inc.

     Allied Radio Partners, Inc.

     Clear Channel Radio, LLC

     Caballero Spanish Media LLC

     MG Spanish Media, Inc.

     McGavren Guild Radio Sales, Inc.

                                  Exhibit C-1

          Form of Opinion of Christy & Viener addressed to the Initial
Purchasers

          1. The Company (a) is a New York corporation duly incorporated, validly existing and in good standing under the laws of New York, (b) has all requisite corporate power and authority to carry on its business as it is currently being conducted and to own, lease and operate its properties, and (c) is duly qualified and is in good standing as a foreign corporation, authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification except where the failure to be so qualified could not reasonably be expected to have a Material Adverse Effect.

          2. Each of the Company's subsidiaries (a) is duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, (b) has all requisite corporate power and authority to carry on its business as it is currently being conducted and as described in the Offering Memorandum and to own, lease and operate its properties, and (c) is duly qualified and in good standing as a foreign corporation, authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified could not reasonably be expected to have a Material Adverse Effect.

          3. Each of the Company and the Guarantors has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and each of the other Operative Documents and each of the Credit Documents to which it is a party and to consummate the transactions contemplated hereby and thereby, including, without limitation, the corporate power and authority to issue, sell and deliver the Notes and to issue and deliver the Subsidiary Guarantees as provided herein.

          4. All of the outstanding shares of capital stock of each of the Company's subsidiaries have been duly authorized and validly issued and are fully paid and non-assessable, and are owned by the Company, free and clear of any security interest, claim, lien, limitation on voting rights, encumbrance or adverse interest of any nature.

          5. The Purchase Agreement has been duly and validly authorized, executed and delivered by each of the Company and the Guarantors.

          6. The Registration Rights Agreement has been duly and validly authorized, executed and delivered by each of the Company and the Guarantors, and is the valid and binding obligation of each of the Company and the Guarantors, enforceable against each of them in accordance with its terms, except to the extent that (a) enforcement thereof may be limited by
     (i) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity); and

                                     C-1-1

     (b) the enforceability of indemnification and contribution provisions may be limited by Federal and state securities laws and the policies underlying such laws.

          7. The Indenture has been duly and validly authorized, executed and delivered by each of the Company and the Guarantors, and is the valid and binding obligation of each of the Company and the Guarantors, enforceable against each of them in accordance with its terms (assuming the due authorization, execution and delivery of the Indenture by the Trustee), except to the extent that enforcement thereof may be limited by (i) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity.

          8. Each of the Credit Documents has been duly and validly authorized, executed and delivered by each of the Company and the subsidiaries party thereto, and is the valid and binding obligation of each of the Company and such subsidiaries, enforceable against each of them in accordance with its terms, except to the extent that enforcement thereof may be limited by (i) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity).

          9. The Series A Notes have been duly and validly authorized and executed by each of the Company for issuance and sale to the Initial Purchasers pursuant to the Agreement, and, when authenticated in accordance with the terms of the Indenture and delivered against payment therefor in accordance with the terms thereof, the Series A Notes will be the valid and binding obligations of the Company, enforceable against the Company in accordance with their terms and entitled to the benefits of the Indenture, except to the extent that enforcement thereof may be limited by (i) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity).

          10. The Series B Notes have been duly and validly authorized for issuance by the Company, and, when issued and authenticated in accordance with the terms of the Registration Rights Agreement and the Indenture, the Series B Notes will be the valid and binding obligations of the Company, enforceable against the Company in accordance with their terms and entitled to the benefits of the Indenture, except to the extent that enforcement thereof may be limited by (i) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity).

          11. The Series A Subsidiary Guarantees have been duly and validly authorized and executed by each of the Guarantors, and when the Series A Notes have been issued and authenticated in accordance with the terms of the Indenture and delivered against payment

                                     C-1-2
     therefor in accordance with the terms thereof, the Series A Subsidiary Guarantees will be the valid and binding obligations of each of the Guarantors, enforceable against each of them in accordance with their terms and entitled to the benefits of the Indenture, except to the extent that enforcement thereof may be limited by (i) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity.

          12. The Series B Subsidiary Guarantees have been duly and validly authorized by each of the Guarantors, and when executed and delivered in accordance with the terms of the Registration Rights Agreement and the Indenture, and when the Series B Notes have been issued and authenticated in accordance with the terms of the Exchange Offer and the Indenture, the Series B Subsidiary Guarantees will be the valid and binding obligations of each of the Guarantors, enforceable against each of them in accordance with their terms and entitled to the benefits of the Indenture, except to the extent that enforcement thereof may be limited by (i) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity.

          13. The Offering Memorandum contains a summary of the material terms of each of the Indenture, the Registration Rights Agreement, the Credit Documents, the Series A Notes, the Series B Notes, the Series A Subsidiary Guarantees and the Series B Subsidiary Guarantees, which, in each case, is accurate in all material respects. The statements under the captions "Risk FactorsChanges in Radio Industry Regulations and Ownership of Client Stations," "BusinessGeneral," "BusinessIndustry OverviewRepresentation Contracts," "Business--Litigation," "ManagementExecutive Compensation," "ManagementIndemnification Agreements," "Certain Transactions and Relationships," "Description of New Credit Facility" "Description of Notes," "Certain United States Federal Tax Considerations for Non-United States Holders" and "Notice to Investors" in the Offering Memorandum, insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, present fairly in all material respects, such legal matters, documents and proceedings.

          14. To such counsel's knowledge, neither the Company nor any of its subsidiaries is in violation of its charter or bylaws or other organizational documents, as applicable.

          15. No registration under the Act of the Series A Notes and the Series A Subsidiary Guarantees is required for the sale of the Series A Notes and the Series A Subsidiary Guarantees to the Initial Purchasers as contemplated by the Agreement or for the Exempt Resales assuming (a) that each of the Initial Purchasers is a QIB, (b) that the purchasers who buy the Series A Notes and the Series A Subsidiary Guarantees in the Exempt Resales are either QIBs or Reg S Investors and (c) the accuracy of the Initial Purchasers' representations regarding the absence of general solicitation in connection with the sale of Series A Notes and the Series A Subsidiary Guarantees to the Initial Purchasers and the Exempt Resales contained herein.

                                     C-1-3

          16. Each of the Preliminary Offering Memorandum and the Offering Memorandum, as of its date, and each amendment or supplement thereto, as of its date (except for the financial statements and related notes, the financial statement schedules and other financial data included therein or omitted therefrom, as to which no opinion need be expressed), contains the information specified in, and meets the requirements of, Rule 144A(d)(4) under the Act.

          17. To such counsel's knowledge, when the Series A Notes and the Series A Subsidiary Guarantees are issued and delivered pursuant to this Agreement, no Series A Note or Series A Subsidiary Guarantee will be of the same class (within the meaning of Rule 144A under the Act) as securities of the Company or of any of the Guarantors that are listed on a national securities exchange registered under Section 6 of the Exchange Act or that are quoted in a United States automated inter-dealer quotation system.

          18. None of (a) the execution, delivery or performance by the Company or any of the Guarantors of this Agreement or any of the other Operative Documents or any of the Credit Documents to which it is a party, or (b) the consummation by the Company and its subsidiaries of the transactions described in the Offering Memorandum under the caption "Use of Proceeds," violates, conflicts with or constitutes a breach of any of the terms or provisions of, or a default under (or an event that with notice or the lapse of time, or both, would constitute a default), or requires consent under, or results in the imposition of a lien or encumbrance on any properties of the Company or any of its subsidiaries, or an acceleration of any indebtedness of the Company or any of its subsidiaries pursuant to, (i) the charter or bylaws of the Company or any of its subsidiaries, (ii) any bond, debenture, note, indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which any of them or their property is or may be bound that has been filed or incorporated by reference as an exhibit to any filing by the Company or any of its subsidiaries with the Commission, (iii) any statute, rule or regulation applicable to the Company or any its subsidiaries or any of their assets or properties, (iv) to such counsel's knowledge, any judgment, order or decree of any court or governmental agency or authority having jurisdiction over the Company or any of its subsidiaries or any of their assets or properties or (v) any Permits of the Company. Assuming compliance with applicable state securities and Blue Sky laws, as to which such counsel need express no opinion, and except for the filing of a registration statement under the Act and qualification of the Indenture under the Trust Indenture Act, or in connection with the Registration Rights Agreement, no consent, approval, authorization or order of, or filing, registration, qualification, license or permit of or with,
     (a) any court or governmental agency, body or administrative agency or (b) any other person is required for (i) the execution, delivery and performance by the Company or any of the Guarantors of the Agreement or any of the other Operative Documents or any of the Credit Documents to which it is a party or (ii) the issuance and sale of the Notes and the issuance of the Subsidiary Guarantees and the transactions contemplated thereby, except such as have been obtained and made or have been disclosed in the Offering Memorandum.

                                     C-1-4

          14. To such counsel's knowledge, there is (a) no action, suit, investigation or proceeding before or by any court, arbitrator or governmental agency, body or official, domestic or foreign, now pending or threatened to which the Company or any of its subsidiaries is or may be a party or to which the business or property of the Company or any of its subsidiaries, is or may be subject and (b) no injunction, restraining order or order of any nature by a federal or state court or foreign court of competent jurisdiction to which the Company or any of its subsidiaries is or may be subject or to which the business, assets, or property of the Company or any of its subsidiaries is or may be subject, that, in the case of clauses (a) and (b) above, is required to be disclosed in the Offering Memorandum and that is not so disclosed.

          15. None of the Company or any of its subsidiaries is an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act.

          16. To such counsel's knowledge, there are no holders of securities of the Company or any of its subsidiaries who, by reason of the execution by the Company and the Guarantors of the Agreement or any other Operative Document or the consummation by the Company and the Guarantors of the transactions contemplated thereby, have the right to request or demand that the Company or any of its subsidiaries register under the Act or analogous foreign laws and regulations securities held by them.

          17. To such counsel's knowledge, no stop order preventing the use of the Preliminary Offering Memorandum or the Offering Memorandum, or any amendment or supplement thereto, or any order asserting that any of the transactions contemplated by the Agreement are subject to the registration requirements of the Act, has been issued.

          18. The Indenture complies as to form in all material respects with the requirements of the Trust Indenture Act and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder. Prior to the Exchange Offer or the effectiveness of the Shelf Registration Statement, the Indenture is not required to be qualified under the Trust Indenture Act.

     In addition, such counsel has participated in conferences with officers and other representatives of the Company and the Guarantors, representatives of the independent certified public accountants of the Company and the Guarantors and the Initial Purchasers and its representatives at which the contents of the Preliminary Offering Memorandum and the Offering Memorandum and related matters were discussed and, although it has not undertaken to investigate or verify independently, and does not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Preliminary Offering Memorandum or the Offering Memorandum (except as indicated above), on the basis of the foregoing (relying as to materiality to the extent such counsel deems appropriate upon facts provided to such counsel by officers or other representatives of the Company and the Guarantors and without independent verification of such facts), no facts have come to its attention which led it to believe that the Preliminary Offering Memorandum or the Offering Memorandum, as of its date or the Closing Date,

                                     C-1-5
contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (except as to financial statements and related notes, the financial statement schedules and other financial data included therein).

                                     C-1-6

                                  Exhibit C-2

Form of Christy & Viener Opinion addressed to BankBoston, N.A. and Summit Bank

                                [to be provided]


                                     C-3-1

                                   Schedule D

                           PRINCIPAL AMOUNT OF NOTES
                           -------------------------

Initial Purchasers:
------------------
BancBoston Securities Inc..............   $ 74,800,000
Loewenbaum & Company...................      9,000,000
SPP Hambro & Co., LLC..................     16,200,000
                                          ------------
     Total.............................   $100,000,000
                                          ============

                                   Exhibit E

                     FORM OF REGISTRATION RIGHTS AGREEMENT
                     -------------------------------------


                                      A-1